Defiance S&P 500 Income Target ETF
Schedule of Investments
November 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 100.2%		Shares	Value
iShares Core S&P 500 ETF (a)(b)		132,302	$80,051,971
TOTAL EXCHANGE TRADED FUNDS (Cost $73,015,924)			80,051,971

PURCHASED OPTIONS - 0.1%	Notional Amount	Contracts
Call Options - 0.1%			$–
S&P 500 Index, Expiration: 12/02/2024; Exercise Price: $6,044.44 (c)(d)	$83,850,082	139	112,312
TOTAL PURCHASED OPTIONS (Cost $112,399)			112,312

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%		Shares
First American Government Obligations Fund - Class X, 4.56% (e)		113,776	113,776
TOTAL SHORT-TERM INVESTMENTS (Cost $113,776)			113,776

TOTAL INVESTMENTS - 100.5% (Cost $73,242,099)			80,278,059
Liabilities in Excess of Other Assets - (0.5)%			(399,756)
TOTAL NET ASSETS - 100.0%			$79,878,303
two			–%
Percentages are stated as a percent of net assets.			–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)
All or a portion of this security has been pledged as collateral in connection with written options. As of November 30, 2024, the total value of securities pledged as collateral is $48,932,011 or 61.3% of net assets.

(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.

Defiance S&P 500 Income Target ETF
Schedule of Written Options
November 30, 2024 (Unaudited)

WRITTEN OPTIONS - (0.2)%	Notional Amount	Contracts	Value
Call Options - (0.2)%
S&P 500 Index, Expiration: 12/02/2024; Exercise Price: $6,032.38 (a)(b)	$(83,850,082)	(139)	$(184,453)
TOTAL WRITTEN OPTIONS (Premiums received $184,361)			$(184,453)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Exposure at November 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2024:

Defiance S&P 500 Income Target ETF

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$80,051,971	$–	$–	$80,051,971
Purchased Options	–	112,312	–	112,312
Money Market Funds	113,776	–	–	113,776
Total Investments	$80,165,747	$112,312	$–	$80,278,059

Liabilities:
Investments:
Written Options	$–	$(184,453)	$–	$(184,453)
Total Investments	$–	$(184,453)	$–	$(184,453)

Refer to the Schedule of Investments for further disaggregation of investment categories.